UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

DIALOGIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1504 McCarthy Boulevard Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 750-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Existing Debt Arrangements

On February 7, 2013, Dialogic Corporation, a wholly owned subsidiary of Dialogic Inc. (the “Company”), entered into a Third Amendment (the “Third Amendment”) to the Third Amended and Restated Credit Agreement (the “Term Loan Agreement”) with Obsidian, LLC, as agent and collateral agent, and Special Value Expansion Fund, LLC, Special Value Opportunities Fund, LLC and Tennenbaum Opportunities Partners V, LP, as lenders (collectively, the “Term Lenders”). On February 7, 2013, Dialogic Corporation also entered into a Waiver and Twentieth Amendment ( the “Twentieth Amendment”) to the Credit Agreement dated as of March 5, 2008, as amended (the “Revolving Credit Agreement”), with Wells Fargo Foothill Canada ULC, as administrative agent, and certain lenders (the “Revolving Credit Lenders”).

Pursuant to the Third Amendment, the Company and the Term Lenders have agreed to provide for additional borrowing of up to $4,000,000 under the Term Loan Agreement. In consideration of this additional borrowing, the Company agreed to issue an amount of common stock to the Term Lenders equal to the market value of 10.0% of the outstanding shares of the common stock of the Company based on the closing price of the Company’s common stock immediately prior to such issuance pursuant to a Subscription Agreement further described below.

Additionally, pursuant to the Third Amendment, the minimum EBITDA financial covenant was amended and its application was postponed until the fiscal quarter ending March 31, 2014. Previously, the minimum EBITDA financial covenant would have commenced in the fiscal quarter ending June 30, 2013. Pursuant to the Third Amendment, the other financial covenants, including the minimum liquidity covenant, are no longer applicable under the Term Loan Agreement.

Lastly, the definition of Maturity Date in the Term Loan Agreement was amended to provide that it shall be extended to March 31, 2016 upon the earlier to occur of (i) the receipt by the Company of Net Equity Proceeds (as defined in the Term Loan Agreement) in an aggregate amount of at least $5,000,000 or (ii) a Change in Control (as defined in the Term Loan Agreement).

Pursuant to the Twentieth Amendment, the Revolving Credit Agreement was also amended to postpone the application of the minimum EBITDA financial covenant until the fiscal quarter ending March 31, 2014. Previously, the minimum EBITDA financial covenant would have commenced in the fiscal quarter ending June 30, 2013. Additionally, pursuant to the Twentieth Amendment, a definition of “Availability Block” was added to the Credit Agreement in the amount of $500,000, which amount shall increase by an additional $100,000 on July 1, 2013 and on the first day of each fiscal quarter thereafter. The Revolving Credit Agreement was also amended to reduce the Borrowing Base by the Availability Block at all times.

Other Agreements

In connection with the Third Amendment, the Company entered into a Subscription Agreement with the Term Lenders dated February 7, 2013 (the “Subscription Agreement”) whereby the Company agreed to issue to the Term Lenders an amount of common stock equal to the market value of 10.0% of the outstanding shares of the Company based on the closing bid price immediately prior to such issuance as set out in the Subscription Agreement. On February 7, 2013, a total of 1,442,172 shares of common stock were issued to the Term Lenders under the terms of the Subscription Agreement.

The Company and the Term Loan Lenders also entered into a Registration Rights Agreement with the Term Loan Lenders dated February 7, 2013 (the “Rights Agreement”) pursuant to which the Company agreed to file one or more registration statements registering for resale the shares of common stock issued under the Subscription Agreement within 90 days of such issuance.

The foregoing descriptions of the Third Amendment, the Twentieth Amendment, the Subscription Agreement and the Rights Agreement are summaries of the material terms of such agreements, do not purport to be complete and are qualified in their entirety by reference to the Third Amendment, the Twentieth Amendment, the Subscription Agreement and the Rights Agreement, which are filed as Exhibits 10.2, 10.3, 10.1 and 4.1, respectively, to this current report on Form 8-K and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above and referenced in Item 1.01 that relates to the creation of a direct financial obligation of Dialogic Corporation under the Third Amendment is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above and referenced under Item 1.01 that relates to the issuance of the sale of common stock hereby incorporated by reference into this Item 3.02.

The shares of common stock sold pursuant to the Subscription Agreement were offered and sold to accredited investors, including certain related parties, without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated February 7, 2013, by and among Dialogic Inc. and the buyers signatory thereto.

10.1	Subscription Agreement, dated February 7, 2013, by and among Dialogic Inc. and the purchasers identified on the Schedule of Purchasers thereto.

10.2	Third Amendment to Third Amended and Restated Credit Agreement, dated February 7, 2013, by and among Dialogic Inc., Dialogic Corporation, Obsidian LLC and the lenders signatory thereto.

10.3	Waiver and Twentieth Amendment to Credit Agreement, dated February 7, 2013, by and among Dialogic Inc., Dialogic Corporation, Wells Fargo Foothill Canada ULC and the lenders signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIALOGIC INC.

Dated: February 11, 2013	By:	/s/ Anthony Housefather
Anthony Housefather
EVP Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement, dated February 7, 2013, by and among Dialogic Inc. and the buyers signatory thereto.

10.1	Subscription Agreement, dated February 7, 2013, by and among Dialogic Inc. and the purchasers identified on the Schedule of Purchasers thereto.

10.2	Third Amendment to Third Amended and Restated Credit Agreement, dated February 7, 2013, by and among Dialogic Inc., Dialogic Corporation, Obsidian LLC and the lenders signatory thereto.

10.3	Waiver and Twentieth Amendment to Credit Agreement, dated February 7, 2013, by and among Dialogic Inc., Dialogic Corporation, Wells Fargo Foothill Canada ULC and the lenders signatory thereto.